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Deloitte &                                             EXHIBIT 23
     Touche
                                                       Suite 2400
                                                424 Church Street
                                        Nashville, TN  37219-2396
                                                   (615) 259-1800


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration
Statement No. 33-50185 of Service Merchandise Company, Inc. on Form S-8 of our report dated June 17, 1994, appearing in this Annual Report on Form 11-K of the Service Merchandise Company, Inc. Savings and Investment Plan for the year ended December 31, 1993.


/s/ DELOITTE & TOUCHE
- - ---------------------
DELOITTE & TOUCHE



June 27, 1994



Deloitte Touche
Tohmatsu
International










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